Federated Capital Appreciation Fund

A Portfolio of Federated Equity Funds

Class A Shares (TICKER FEDEX)

SUPPLEMENT TO STATUTORY PROSPECTUS DATED dECEMBER 31, 2010 (Revised March 31, 2011) AND SUMMARY PROSPECTUS DATED dECEMBER 31, 2010

Federated Capital Appreciation Fund (“Fund”) is entering into Agreements and Plans of Reorganization (each an “Agreement”) pursuant to which the Fund would acquire substantially all of the assets of Value Growth Portfolio and Blue Chip Portfolio, each a portfolio of EquiTrust Series Fund, Inc., in exchange for Class A Shares and Institutional Shares of the Fund, which will be distributed pro rata by Value Growth Portfolio and Blue Chip Portfolio, respectively, to their respective holders of their Class A Shares and Class B Shares, and their respective holders of their Class I Shares, respectively, (the shareholders of the Value Growth Portfolio and Blue Chip Portfolio each being “Acquired Fund Shareholders”) in complete liquidation and termination of Value Growth Portfolio and Blue Chip Portfolio. Each Agreement is subject to the approval of the respective Acquired Fund Shareholders at a special meeting of shareholders currently scheduled for July 14, 2011. If either Agreement, and related reorganization transaction, is approved by the respective Acquired Fund Shareholders, the December 31, 2011, date in the definition of “Termination Date” in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be deemed changed to May 31, 2012, with respect to the Class A Shares of the Fund only.

May 16, 2011

Federated Capital Appreciation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450866 (5/11)